UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

Stamps.com Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26427		77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1990 E. Grand Avenue	El Segundo,	CA	90245
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(310)	482-5800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STMP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on June 3, 2021, Stamps.com Inc. (the "Company," "we" or "us") signed a Term Sheet to settle certain pending stockholder derivative cases. On July 27, 2021, the Court of Chancery of the State of Delaware entered a scheduling order concerning the proposed settlement of a stockholder derivative case captioned as Macomb County Employees’ Retirement System v. McBride, et al., C.A. No. 2019-0658-LWW (the "State Derivative Action"). The proposed settlement in the State Derivative Action also resolves federal derivative lawsuits consolidated under the caption In re Stamps.com, Inc. Stockholder Derivative Litigation, Case No. 1:19-CV-01861-CFC., pending in the United States District Court for the District of Delaware (the "Delaware Federal Action," and together with the State Derivative Action, the "Derivative Actions").

As part of its scheduling order, the Court approved the Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appear (the "Notice"), and directed the Company to file or furnish a copy of the Notice with the U.S. Securities and Exchange Commission.

The proposed settlement of the Derivative Actions remains subject to approval by the Court. A settlement fairness hearing has been scheduled for September 30, 2021 at 9:30 a.m. in the Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, DE 19801. A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated by reference into this report.

The defendants in the Derivative Actions have denied and continue to deny each and all of the claims alleged in the Derivative Actions, and the proposed settlement contains no admission of liability, wrongdoing, or responsibility by any of them.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished or filed herewith:

99.1    Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appear.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.
(Registrant)

July 30, 2021	/s/ Ken McBride
Date	(Signature)

Ken McBride
Chief Executive Officer